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                                                                    Exhibit 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report dated March 25, 2002 included in this Form 10-K, into Atlantic American Corporation's previously filed Registration Statements (File Nos. 33-56866, 333-90063 and 333-90057).


                                                         /s/ ARTHUR ANDERSEN LLP
Atlanta, Georgia
March 25, 2002